INDEX TO EXHIBITS

Exhibit Number

Exhibit No. 23                           Consent of Deloitte & Touche LLP

16

Exhibit No. 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-155541 on Form S-8 of our report dated June 22, 2011, relating to the financial statements and supplemental schedule of Savings Plan for Employees of Florida Progress Corporation appearing in this Annual Report on Form 11-K of Savings Plan for Employees of Florida Progress Corporation for the year ended December 31, 2010.

/s/ Deloitte & Touche LLP

Raleigh, North Carolina
June 22, 2011

17